UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 6, 2024

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
South Carolina
(State or other jurisdiction of incorporation)
000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

100 Verdae Boulevard, Suite 100, Greenville, SC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02(c). APPOINTMENT OF CERTAIN OFFICERS.

On May 6, 2024, Southern First Bancshares, Inc. (the “Company”), announced that Christian Zych, 53, has been named Chief Financial Officer of the Company”s wholly owned subsidiary, Southern First Bank (the “Bank”).

Mr. Zych joins Southern First with 30 years of experience in the banking industry, most recently serving as Director of Corporate Development and Investor Relations at United Community Bank for the last decade. Mr. Zych is a highly accomplished leader with a proven track record of financial management and analysis, formulation and execution of corporate and financial strategy, and investor relations management. Mr. Zych holds a Master of Business Administration from Wake Forest University School of Business and a bachelor’s degree in finance from Bentley University.

Mr. Zych has no family relationships with any of our executive officers or directors, and there have been no related party transactions between Mr. Zych and the Company that are reportable under Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 5.02(e). COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with the naming of Mr. Zych as Executive Vice President and Chief Financial Officer of the Bank, the Bank entered into an employment agreement (the “Employment Agreement”) with Mr. Zych, effective May 6, 2024.

The Employment Agreement provides for a term of employment ending on January 31, 2026, unless terminated earlier by the Bank or Mr. Zych. Under the terms of the Employment Agreement, Mr. Zych will be paid a salary of $310,000, which may be increased annually by the Board of Directors of the Bank. Mr. Zych is eligible to participate in any of the Bank’s profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs.

The Employment Agreement may be terminated by the Bank upon the death or disability of Mr. Zych or for cause or without cause, or by Mr. Zych for good reason within twelve months following a change in control of the Company or the Bank or without good reason upon delivery of a notice of termination to the Bank. If Mr. Zych’s employment is terminated by the Bank without cause or by Mr. Zych for good reason following a change in control, Mr. Zych will be entitled to severance compensation paid monthly in amounts equal to one-sixth of his annual Base Salary at the date of termination for a period of 12 months. If Mr. Zych’s employment is terminated by the Bank for cause or by Mr. Zych without good reason, Mr. Zych will receive only any sums due to Mr. Zych as base salary and/or reimbursement of expenses through the date of termination.

The Employment Agreement also provides that during the term of employment and for a period of 12 months following termination, Mr. Zych may not (a) compete with the Bank by performing services on his own behalf or on behalf of a competing business within the Bank’s Territory (as defined in the Employment Agreement), (b) solicit the Bank’s clients with which Mr. Borrmann had contact in connection with products and services provided by the Bank for the purpose of providing financial services, or (c) solicit the Bank’s employees, contractors or vendors for the purpose of adversely interfering with such party’s relationship with the Bank. These non-compete and non-solicitation provisions do not apply following a termination of Mr. Zych’s employment by the Bank without cause or by Mr. Zych for good reason following a change in control.

The above is a summary of the Employment Agreement between the Bank and Mr. Zych and is qualified by reference in its entirety to the Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Also, on May 6, 2024, the Employer and Calvin C. Hurst, the Company’s and the Bank’s President, entered into an amendment (the “Hurst Amendment”) to his Employment Agreement, dated March 21, 2019 (the “Hurst Employment Agreement”), and the Employer and William M. Aiken, III, the Company’s and the Bank’s Chief Risk Officer, entered into an amendment (the “Aiken Amendment”) to his Employment Agreement, dated December 1, 2021 (the “Aiken Employment Agreement”). The Hurst Amendment and the Aiken Amendment amend the Hurst Employment Agreement and the Aiken Employment Agreement, respectively, each by revising Sections 13(a)(v) and 13(f)(i) to provide that, in the event that the executive’s employment is terminated by him within twelve months following a change in control for Good Reason, the Employer will pay to him monthly cash severance compensation in an amount equal to one-sixth of his annual Base Salary at the date of termination, and any bonus earned or accrued through the date of termination. In addition, the Hurst Amendment and the Aiken Amendment amend the Hurst Employment Agreement and the Aiken Employment Agreement by adding new Section 32 to such agreements to provide that the event of a change in control, the Employer may unilaterally determine to pay out the executive’s severance compensation in a cash lump sum payment subject to compliance with certain conditions found in Treasury Regulation § 1.409A., ..

The above are summaries of the Hurst Amendment and the Aiken Amendment and are qualified by reference in their entirety to such agreements, copies of which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with the Current Report on Form 8-K.

Exhibit No.	Description

10.1	Employment Agreement by and between Southern First Bank and Christian Zych, dated May 6, 2024
10.2	Amendment to Employment Agreement by and between Southern First Bank and Calvin C. Hurst, dated May 6, 2024
10.3	Amendment to Employment Agreement by and between Southern First Bank and William M. Aiken, III, dated May 6, 2024
99.1	Press Release announcing the appointment of Christian Zych as chief financial officer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ R. Arthur Seaver, Jr.
Name:	R. Arthur Seaver, Jr.
Title:	Chief Executive Officer

May 7, 2024